20F ITEM 19 Exhibit 4.z

SUBSCRIPTION AGREEMENT

(U.S. Persons; non-brokered)

UNITS

To:	Kimber Resources Inc. (the “Issuer”)
Re:	Purchase and Sale of Units of the Issuer

Dated For Reference:  July 21, 2005

The undersigned (the “Purchaser”) hereby irrevocably subscribes for and agrees to purchase from the Issuer, subject to the terms and conditions set forth in Schedule “A” to this subscription (which, together with all appendices (the “Appendices”) attached hereto, shall be deemed to form a part of this subscription and shall be collectively referred to as the Agreement), that number of units (each a “Unit”) of the Issuer set out on page 3 hereof at a price of $1.50 per Unit.  Each Unit shall consist of one common share in the capital of the Issuer and one-half of one common share purchase warrant (each whole warrant a “Warrant”).  Each Warrant shall entitle the holder to acquire, upon exercise, one common share of the Issuer at a price of $1.80 per common share for a term that commences at Closing (as defined below) and ends on the date eighteen months following Closing (the "Warrant Expiry Date").

The Purchaser and the Issuer hereby agree that the offering of the Units shall be conducted on the terms and conditions specified in Schedule “A” hereto.  The Purchaser hereby makes, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, the acknowledgments, representations and warranties set out in Schedule “A” hereto, and agrees that the Issuer can rely on such acknowledgments, representations and warranties should this subscription offer be accepted.

INSTRUCTIONS FOR COMPLETING THIS AGREEMENT PRIOR TO DELIVERY TO THE ISSUER

1.

All Purchasers must complete (i) the information required on page 3 with respect to subscription amounts and registration and delivery particulars; and (ii) the information required on page 4 with respect to information regarding the Purchaser.

2.

Complete the applicable Appendices at the end of Schedule “A”:

(a)

All Purchasers must complete Appendix I – “British Columbia Certificate” and any further forms required therein.

(b)

All Purchasers must complete Appendix II - "Accredited Investor Questionnaire (United States)".  The Purpose of the questionnaire is to determine whether you meet the standards for participation in a private placement under applicable federal United States securities law.

3.

Return this Agreement to the Issuer’s legal counsel, Stikeman Elliott LLP, at Suite 1700, Park Place, 666 Burrard Street, Vancouver, British Columbia  V6C 2X8 (attention:  Inge Poulus) with a certified cheque, money order or bank draft drawn on a Canadian chartered bank and made payable to Stikeman Elliott LLP, in trust, in the aggregate amount of the subscription funds therefor.  Stikeman Elliott LLP has been instructed to hold such funds in trust pending Closing.  If the conditions set out herein are satisfied or, to the extent permissible, waived by the applicable party or parties, the funds will be released at Closing to the Issuer.  If Closing has not occurred by the deadline stipulated in section 9.3 hereof, the funds will be refunded to the Purchasers, in each case with interest accrued thereon in the trust account.  The subscription funds may also be deposited into the Stikeman Elliott LLP trust account by wire transfer into such account no later than the close of business on the Business Day immediately preceding the Closing Date and wire transfer instructions will be provided upon request.

SUBSCRIPTION AMOUNTS

No. of Units to be purchased at $1.50 each	_______________________________________
Total Subscription Funds for Units	$______________________________________

REGISTRATION AND DELIVERY (Complete Box A.  For Broker registration, ALSO complete Box B):

BOX A: PURCHASER INFORMATION AND SIGNATURE

______________________________________________________________________________________________
(name of Purchaser)

______________________________________________________________________________________________
(address – include city, province and postal code)

______________________________________________X_______________________________________________

(contact name and telephone number)

(signature of Purchaser/authorized signatory)

______________________________________________________________________________________________

(contact email address)

(if applicable, print name of signatory and office)

BOX B: FOR REGISTRATION THROUGH BROKER OR TRUSTEE

____________________________________ in trust for __________________________________________

(name of registered holder)

(name of beneficial holder)

______________________________________________________________________________________________

(address of registered holder – include city, province and postal code)                        (address of beneficial holder)

_____________________________________________
(registered holder: contact name and phone number)

_____________________________________________
(registered holder: contact email address)

If the Purchaser is acting as agent and registered holder for a principal and is not a trust company or portfolio manager acting as trustee or agent for fully managed accounts (in which event the Purchaser will ensure that the applicable Appendices are completed on behalf of any such principal):

_____________________________________________
(name of principal)

_____________________________________________
(address of principal - line 1)

_____________________________________________
(address of principal - line 2)

If the securities subscribed for are to be delivered to an address other than that provided in Box A or Box B above:

_____________________________________________
(name of addressee)

_____________________________________________
(address line 1)

_____________________________________________
(address line 2)

Execution by the Purchaser in Box A hereof shall constitute an irrevocable offer and agreement by the Purchaser to subscribe for the securities described herein on the terms and conditions herein set out.  The Issuer shall be entitled to rely on the delivery of a facsimile copy of this Agreement, and acceptance by the Issuer of such facsimile Agreement shall be legally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms and conditions hereof.

ACCEPTANCE

This subscription is accepted and agreed to by the Issuer as of the ____ day of _____________, 2005.	) ) ) ) ) )	KIMBER RESOURCES INC. Per: ________________________________________ Authorized Signatory

INFORMATION REGARDING THE PURCHASER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.

Security Holdings.  The Purchaser and all persons acting jointly and in concert with the Purchaser own, directly or indirectly, or exercises control or direction over (provide additional detail as applicable):

_________________ common shares of the Issuer and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Purchaser to acquire additional common shares or other kinds of shares of the Issuer:

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

No shares of the Issuer or securities convertible into shares of the Issuer.

INFORMATION REGARDING THE FINDER, IF ANY

If the Purchaser has made any commitments to any third party in respect to the payment of a finder's fee to such third party for having acted as finder in connection with the Private Placement, please provide details below:

Name of Finder:   _________________________________________________________________________________

Address of Finder:   _______________________________________________________________________________

________________________________________________________________________________________________

Finder's Fee payable to Finder:   ______________________________________________________________________

SCHEDULE “A”

1.

DEFINITIONS

1.1

In this Agreement, the following words have the following meanings unless otherwise indicated:

(a)

“1933 Act” means the Securities Act of 1933 (United States of America), as amended;

(b)

“Acts” means, collectively, the BC Act and the 1933 Act;

(c)

“Agreement” means the subscription to which this Schedule “A” is attached, including this Schedule “A” and all Appendices hereto;

(d)

“BC Act” means the Securities Act (British Columbia), as amended, the regulations and rules made thereunder and all administrative policy statements, rules, instruments, blanket orders, notices, directions, and orders issued by the BC Securities Commission;

(e)

“Business Day” means any day except Saturday, Sunday, or a statutory holiday in Vancouver, British Columbia;

(f)

“Closing” means the closing of the Private Placement on the Closing Date;

(g)

“Closing Date” means the day on which the Issuer issues the Shares and Warrants comprising the Units to the Purchaser;

(h)

“Commissions” means, together, the BC, Alberta and Ontario Securities Commissions;

(i)

“Exchange” means the Toronto Stock Exchange;

(j)

“MI 45-102” means the Multilateral Instrument 45-102 entitled “Resale of Securities” published by the Canadian Securities Administrators;

(k)

“MI 45-103” means the Multilateral Instrument 45-103 entitled “Capital Raising Exemptions” published by the Canadian Securities Administrators;

(l)

"Offered Units" has the meaning specified in section 2.1;

(m)

“Private Placement” means the offering of the Units by way of private placement;

(n)

“Regulatory Authorities” means the Commissions and the Exchange;

(o)

"Regulation D” means Regulation D promulgated under the 1933 Act;

(p)

“Regulation S” means Regulation S promulgated under the 1933 Act;

(q)

“Rule 45-501” means Rule 45-501 entitled “Exempt Distributions” published by the Ontario Securities Commission;

(r)

“SEC” means the United States Securities and Exchange Commission;

(s)

“Securities” means, collectively, the Units, the Shares, the Warrants, and the Warrant Shares;

(t)

“Shares” means the previously unissued common shares of the Issuer, as presently constituted, which will form part of the Units;

(u)

“United States” has the meaning ascribed thereto in Regulation S of the 1933 Act;

(v)

“Units” means units of the Issuer consisting of one Share and one-half of one Warrant to be offered under the Private Placement;

(w)

“U.S. Person” has the meaning ascribed thereto in Regulation S of the 1933 Act;

(x)

“Warrant Shares” means the previously unissued common shares of the Issuer, as presently constituted, which will be issued on the exercise of the Warrants;

(y)

“Warrants” means the non-transferable share purchase warrants of the Issuer, which will form part of the Units and which will have the terms provided in this Agreement and in the certificates representing the share purchase warrants.

2.

PURCHASE AND SALE OF UNITS

2.1

The Issuer is offering up to 3,333,334 Units at $1.50 per Unit (the “Offered Units”).  The offering price of the Units was determined by the Issuer with regard to the pricing policies of the Exchange.

2.2

Each Unit will consist of one Share and one-half of one non-transferable Warrant.

2.3

At the same time that the Purchaser signs and delivers this Agreement, the Purchaser will complete, sign, and deliver to the Issuer:

(a)

the British Columbia Certificate attached as Appendix I; and

(b)

the Accredited Investor Questionnaire (United States) attached as Appendix II.

2.4

On the signing of this Agreement, the Purchaser will deliver to the Issuer’s legal counsel, Stikeman Elliott LLP, Suite 1700, Park Place, 666 Burrard Street, Vancouver, British Columbia  V6C 2X8 (attention: Inge Poulus, telephone No. (604) 631-1371, fax No. (604) 681-1825), a certified cheque, money order or bank draft drawn on a Canadian chartered bank and made payable to “Stikeman Elliott LLP, in trust”, representing the total purchase price of the Units subscribed for by the Purchaser under this Agreement.  The Issuer shall instruct Stikeman Elliott LLP to hold the Purchaser’s subscription funds in trust pending Closing in an interest-bearing trust account with interest on the Purchaser’s subscription funds accruing in favour of the Purchaser.  If the Issuer declines to accept this Agreement or all of the conditions of purchase in section 4.1 of this Agreement are not fulfilled or waived, Stikeman Elliott LLP will return such subscription funds to the Purchaser together with any interest accrued thereon in its trust account.

3.

WARRANTS

3.1

Each full Warrant will entitle the Purchaser to purchase one Warrant Share at a price of $1.80 per Warrant Share, if exercised on or before the date which is eighteen months following Closing (the "Warrant Expiry Date").

3.2

The certificates representing the Warrants will refer to the terms and conditions which govern the Warrants and will include, among other things, provisions for the appropriate adjustment in the class, number, and price of the Warrant Shares issued on exercise of the Warrants if certain events occur, including any subdivision, consolidation, or reclassification of the Issuer's common shares, the payment of stock dividends, and the amalgamation of the Issuer.

3.3

If the Purchaser exercises any Warrants, the Issuer will, in accordance with the certificates representing the Warrants:

(a)

issue to the Purchaser the number of Warrant Shares equal to the number of Warrants exercised; and

(b)

deliver to the Purchaser a share certificate representing the Warrant Shares.

3.4

Subject to the policies of the Exchange, the issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing or from issuing additional securities or rights during the period within which the Warrants may be exercised.

4.

CONDITIONS OF PURCHASE

4.1

The Purchaser acknowledges that the Issuer’s obligation to sell the Units to the Purchaser is subject to, among other things, the conditions that:

(a)

the Purchaser duly completes, signs, and delivers to the Issuer’s legal counsel, Stikeman Elliott LLP (at the address set forth in section 2.4 hereof) a copy of this Agreement, together with all documents required by applicable securities legislation and the Exchange for delivery on the Purchaser’s behalf, including without limitation the documents described in section 2.3 hereof;

(b)

the Purchaser duly delivers to Stikeman Elliott LLP, in trust, the Purchaser’s subscription funds in accordance with section 2.4 hereof;

(c)

the Issuer accepts this subscription;

(d)

the sale of the Units is exempt from the prospectus requirements under the Acts and any other applicable securities legislation relating to the sale of the Units or all appropriate securities regulators issue all orders, consents, or approvals required to permit the sale without the Issuer having to register or file a prospectus; and

(e)

the Purchaser’s representations and warranties remain true and correct as at the Closing Date.

5.

PURCHASER’S REPRESENTATIONS AND WARRANTIES

5.1

The Purchaser acknowledges, represents, warrants and covenants to and with the Issuer that, as at the date of this Agreement and at the Closing Date:

(a)

The Issuer has not filed a prospectus with any of the Commissions or any other securities commission or similar authority in connection with the offering of the Units and that:

(i)

the Purchaser is restricted from using most of the civil remedies available under the Acts;

(ii)

the Purchaser may not receive information that would otherwise be required to be provided to him under the Acts;

(iii)

the Issuer is relieved from certain obligations that it would otherwise be required to give if it provided a prospectus under the Acts;

(iv)

the issuance and sale of the Units to the Purchaser is subject to the sale being exempt from the prospectus requirements of the Acts; and

(v)

the Purchaser has not received nor been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, prospectus, sales or advertising literature or any other document purporting to describe the business and affairs of the Issuer which has been prepared for delivery to, and review by, prospectus purchasers of Units in order to assist in making an investment decision in respect of the Units.

(b)

The Purchaser warrants that it is either:

(i)

purchasing the Units as principal for its own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities and is an “accredited investor” as defined in MI 45-103, and the Purchaser has completed, signed and delivered to the Issuer, an Appendix I – British Columbia Certificate; or

(ii)

purchasing the Units as principal for its own account and not for the benefit of any other person and not with a view to the resale of distribution of all or any of the Securities and is either:

(A)

a director, senior officer or control person of the Issuer or an affiliate of the Issuer;

(B)

a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(C)

a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(D)

a close personal friend of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(E)

a close business associate of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(F)

a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Issuer; or

(G)

a parent, grandparent, brother, sister or child of the spouse of a founder of the Issuer; or

(H)

a company of which a majority of the voting securities are beneficially owned by or a majority of the directors are persons or companies described in paragraphs (A) to (G) above; or

(I)

a trust or estate of which all the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (A) to (G) above; or

(iii)

purchasing sufficient Units so that the aggregate acquisition cost of the Units to the Purchaser is not less than $97,000, and if the Purchaser is not an individual, the Purchaser is not a corporation, partnership, trust, fund, association, or any other organized group of persons created solely or used primarily to permit the purchase of the Units (or other similar purchases) without a prospectus by a group of individuals whose individual share of the aggregate acquisition cost of the Units is less than $97,000 and is either:

(A)

purchasing the Units as principal for investment purposes, for its own account and not for the benefit of any other person and not with a view to the resale of distribution of all or any of the Securities, and it will be the sole beneficial owner of the Securities; or

(B)

not purchasing the Units as principal, but is duly authorized to enter into this Agreement and to sign all documents in connection with the purchase on behalf of each beneficial purchaser, and it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of the Units for whom it is acting, and is either:

(1)

a trust company, insurance company or a portfolio manager which is deemed under the BC Act to be purchasing the Units as principal and the aggregate acquisition cost of the Units purchased for all the accounts managed by it is not less than $97,000; or

(2)

acting as agent for one or more disclosed principals, each of whom is purchasing a portion of the Units:  (i) as principal for its own account; (ii) not for the benefit of any other person; (iii) not with a view to the resale or distribution of all or any of the Securities and (iv) sufficient in number so the aggregate acquisition cost of such Units for such principal is not less than $97,000, and the principal is not a corporation, syndicate, partnership, or other form of incorporated or unincorporated entity or organization created solely to permit the purchase of such Units (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of such Units is less than $97,000.

(c)

The Purchaser certifies and acknowledges that:

(i)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii)

there is no government or other insurance covering the Securities;

(iii)

there are risks associated with the purchase of the Securities;

(iv)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities; and

(v)

the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Acts and, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the Acts, including statutory rights of rescission or damages, will not be available to the Purchaser.

(d)

The Purchaser:

(i)

is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which the Purchaser is resident (the “International Jurisdiction”) which would apply to the acquisition of the Units, if any;

(ii)

is purchasing the Units pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable the Purchaser is permitted to purchase the Units under the applicable securities laws of the Authorities in the International Jurisdiction without the need to reply on any exemption;

(iii)

the Purchaser has been advised that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities, that the Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax laws of the Purchaser’s acquisition or disposition of any Securities, that the Purchaser has been advised to consult its own tax advisor with respect to applicable tax legislation, and that it is solely responsible for compliance with applicable tax legislation;

(iv)

the Purchaser has no intention to distribute, and shall not transfer, either directly or indirectly, any of the Securities to any person within the United States or to a U.S. Person, except pursuant to an effective registration statement under the 1933 Act or an exemption therefrom; and

(v)

the Purchaser is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws.

(e)

The purchase of the Units has not been made through or as a result of, and the distribution of the Units has not been accompanied by, an advertisement in printed media of general and regular paid subscription, radio, or television.

(f)

No person has made to the Purchaser any written or oral representations:

(i)

that any person will resell or repurchase the Securities;

(ii)

that any person will refund the purchase price of the Units or the Warrant Shares;

(iii)

as to the future price or value of any of the Securities; or

(iv)

that the Securities will be listed and posted for trading on a stock exchange or that an application has been made to list and post the Securities for trading on a stock exchange, other than the Shares on the Exchange.

(g)

The Purchaser is not a “control person” of the Issuer as defined in the BC Act, will not become a “control person” by virtue of the purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer.

(h)

The Purchaser acknowledges that the Securities have not been and will not be registered under the 1933 Act or the securities laws of any state of the United States; that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements; that the Securities may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; that the Issuer has no obligation or present intention of filing a registration statement under the 1933  Act in respect of any of the Securities; that the Issuer has no obligation or present intention to take any action so as to permit sales pursuant to the 1933 Act; and the Purchaser understands that, absent registration, under the rules of the SEC, the Purchaser may be required to hold the Securities indefinitely or to transfer the Securities in “private placements” which are exempt from registration under the 1933 Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Purchaser and the Purchaser understands that, as a consequence, the Purchaser must bear the economic risks of the investment in the Securities for an indefinite period of time.

(i)

The Purchaser acknowledges that the certificates representing the Securities (and any certificates issued in exchange or substitution for the Securities) will bear a legend pursuant to the 1933 Act as set out on page 12 and that delivery of certificates bearing such legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets.

(j)

The issuance, sale and delivery of the Securities to the Purchaser are conditional upon such issuance and sale being exempt from the prospectus requirements of all applicable securities legislation in Canada relating to the issuance and sale of the Securities or upon the issuance of such orders, rulings, consents or approvals as may be required to permit such sales without the requirement of filing a prospectus.

(k)

The Purchaser has no knowledge of a “material fact” or “material change” (as those terms are defined in the Acts) in the Issuer’s affairs that has not been generally disclosed to the public, save knowledge of this particular transaction.

(l)

If the Purchaser is an individual, the Purchaser has attained the age of majority and is legally competent to enter into and sign this Agreement and to take all actions required pursuant hereto, and if the Purchaser is a corporation, the Purchaser is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and its directors, shareholders, and others have given all necessary approvals to authorize the signing of this Agreement on the Purchaser’s behalf.

(m)

The entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a part or by which it is or may be bound.

(n)

The Purchaser has duly signed and delivered this Agreement and this Agreement constitutes a legal, valid, and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms.

(o)

The Purchaser has obtained independent advice as to the applicable hold period imposed on the Securities by MI 45-102, other securities legislation and the Exchange, and confirms that the Issuer has made no representations regarding the applicable hold periods for the Securities, and the Purchaser is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with MI 45-102, other applicable securities legislation and the Exchange’s policies.

(p)

The Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies.

(q)

If required by applicable securities legislation, policy, or order or by any securities commission, stock exchange or other regulatory authority or the Issuer, the Purchaser will sign, deliver, file, and otherwise assist the Issuer in filing all reports, undertakings, and other documents required with respect to the issue of the Securities.

(r)

The purchaser acknowledges that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

(s)

The Purchaser makes the representations, warranties, covenants, and acknowledgements contained in this Agreement and in any other Appendices, documents, or materials signed and delivered by the Purchaser hereunder with the intent that the Issuer and its professional advisors may rely on them in determining the Purchaser’s eligibility or, if applicable, the eligibility of others on whose behalf the Purchaser is contracting to purchase the Units, and the Purchaser agrees to indemnify the Issuer against all losses, claims, costs, expenses, and damages or liabilities which the Issuer may suffer or incur caused by or arising from its reliance thereon.  The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement which takes place prior to the Closing.

(t)

The Purchaser agrees that the above representations, warranties, covenants, and acknowledgements will be true and correct both as of the signing date of this Agreement and as of the Closing Date and that they will survive the Purchaser’s purchase of the Units and will continue in full force and effect even if the Purchaser subsequently disposes of any of the Securities.

6.

ISSUER’S REPRESENTATIONS AND WARRANTIES

6.1

The Issuer represents and warrants that, as of the date of this Agreement and at the Closing Date:

(a)

the Issuer and its subsidiaries, if any, are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdiction in which they are incorporated, continued, or amalgamated;

(b)

the Issuer’s common shares are listed and posted for trading on the Exchange;

(c)

the Issuer is presently a reporting issuer in British Columbia, Alberta and Ontario and will use reasonable efforts to remain a reporting issuer who is not in default of the requirements of the Acts;

(d)

the Issuer is a “foreign private issuer” under the 1933 Act;

(e)

the Issuer’s authorized capital consists of 80,000,000 common shares without par value, of which 33,732,828 are issued and outstanding as at the date hereof, and the Issuer’s outstanding shares are fully paid and non-assessable;

(f)

the Issuer will reserve sufficient shares in its treasury to issue the Shares and the Warrant Shares on exercise of the Warrants;

(g)

except as qualified by the disclosure in all prospectuses, filing statements, annual information forms, financial statements and news releases filed with any of the Regulatory Authorities (collectively, the “Disclosure Record”), the Issuer is the beneficial owner of the properties, business, and assets or the interests in the properties, business, or assets referred to in the Disclosure Record, all agreements by which the Issuer holds an interest in a property, business, or assets are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(h)

the Disclosure Record, the Agreement, and all other written representations made by the Issuer to the Purchaser in connection with the Private Placement are and will be accurate in all material respects and omit no fact, the omission of which does or will make representations misleading or incorrect;

(i)

the financial statements most recently filed with the Commission have been prepared in accordance with generally accepted accounting principles in Canada, accurately reflect the Issuer’s financial position and all of its material liabilities (accrued, absolute, contingent, or otherwise) as at the date thereof, and no adverse material changes in the Issuer’s financial position have taken place since the date thereof, save in the ordinary course of the Issuer's business;

(j)

the Issuer will use its commercially reasonable efforts to seek and obtain the acceptance for the Private Placement by the Exchange and will make all filings required under the exemptions from registration and prospectus requirements available under the Acts in respect of the Private Placement;

(k)

there is no “material change”, as defined in the BC Act, relating to the Issuer or change in any “material fact”, as defined in the BC Act, relating to any of the Securities which has not been or will not be fully disclosed in accordance with the requirements of the Acts and the policies of the Exchange;

(l)

the issue and sale of the Securities by the Issuer do not and will not conflict with, and do not and will not result in a breach of, any of the terms of the Issuer's incorporating documents or any agreement or instrument to which the Issuer is a party;

(m)

neither the Issuer nor any of its subsidiaries is a party to any actions, suits, or proceedings which could materially affect its business or financial condition, and to the best of the Issuer's knowledge, no such actions, suits or proceedings are contemplated or have been threatened except as disclosed in the Disclosure Record;

(n)

there are no judgements against the Issuer or any of its subsidiaries, if any, which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer or any of its subsidiaries, if any, is subject;

(o)

the Issuer has, or will have by the Closing Date, authorized this Agreement by all necessary corporate action, and the Issuer has full corporate power and authority to undertake the Private Placement;

(p)

no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of securities has been issued to and is outstanding against the Issuer or its directors, officers, or promoters and no investigations or proceedings for such purposes are pending or threatened;

(q)

except as disclosed in the Disclosure Record or to the Regulatory Authorities, no person has any right, agreement, or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement, or option, for the issue or allotment of any unissued shares of the Issuer or its subsidiaries, if any, or any other security convertible into or exchangeable for any shares, or to require the Issuer or its subsidiaries, if any, to purchase, redeem, or otherwise acquire any of its issued and outstanding shares; and

(r)

the Securities will be subject to a hold period in British Columbia expiring four months from the Closing Date.

7.

RESALE RESTRICTIONS

7.1

The Purchaser acknowledges that the Securities will be subject to restrictions on resale imposed by MI 45-102 and other applicable securities legislation until:

(a)

the applicable statutory hold period has expired, which in British Columbia will be four months from the issue date of the Shares and Warrants; or

(b)

a further statutory exemption under the BC Act or applicable securities legislation is available to the Purchaser and the prior consent of the Exchange is obtained; or

(c)

an appropriate discretionary order is obtained under applicable securities legislation and the prior consent of the Exchange is obtained; or

(d)

the Purchased Securities will be subject to an indefinite hold period in the United States unless registered in the United States or an exemption from the registration requirements of the 1933 Act is available; or

(e)

the Purchaser, if a control person, has satisfied all conditions relating to sales by control persons set out in MI 45-102.

7.2

The Purchaser agrees to consult its own legal advisors regarding the statutory resale restrictions applicable to the Securities before the resale of any of the Securities.

7.3

The certificates representing the Securities will bear a legend denoting the resale restrictions imposed by MI 45-102, other applicable securities legislation and the Exchange.  The Purchaser agrees to sell, assign, or transfer the Securities only in accordance with these legends and the requirements of MI 45-102, other applicable securities legislation and the Exchange.  The Purchaser acknowledges that the certificates representing the Purchased Securities will bear the following legends:

“Unless permitted under securities legislation, the holder of the securities shall not trade the securities before [date that is four months and a day after the Closing.]”

“Without prior written approval of the Toronto Stock Exchange and compliance with all applicable securities legislation, the securities presented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the Toronto Stock Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [insert the date following the fourth month after the distribution].”

“The securities represented hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) or under any state securities laws.  The holder hereof, by purchasing such securities, agrees for the benefit of the corporation that such securities may be offered, sold or otherwise transferred, assigned or pledged only pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an exemption therefrom if the corporation has received an opinion of counsel satisfactory to the corporation that such registration is not required.”

8.

FINDER

8.1

The parties hereto acknowledge and agree that the Private Placement constitutes a non-brokered private placement and the Purchaser hereby acknowledges and agrees that no finder’s fee has been paid or is payable to any third party for having acted as finder in connection with the Private Placement, except as set out under "Information regarding the finder, if any" on page 3 of the subscription to which this Schedule "A" is attached.

9.

CLOSING DATE

9.1

The Closing Date will take place on August 16, 2005 or such other date as may be approved by the Issuer, at its sole discretion, in writing.

9.2

On the Closing Date:

(a)

the Issuer shall close the subscriptions for 3,333,334 Units (including the Units subscribed for by the Purchaser);

(b)

the subscription funds for the Units subscribed for by the Purchaser and deposited by the Purchaser with Stikeman Elliott LLP in trust shall be released and delivered to the Issuer; and

(c)

the Issuer will issue and deliver to the Purchaser the certificates representing the Shares and Warrants purchased by the Purchaser registered as instructed on page 2 of this Agreement.

9.3

If Closing has not occurred on or before August 25, 2005, the Purchaser’s subscription documentation delivered to Stikeman Elliott LLP pursuant to section 2.3 hereof shall be returned to the Purchaser and the Purchaser’s subscription funds delivered to Stikeman Elliott LLP pursuant to section 2.4 hereof shall be refunded to the Purchaser together with interest accrued thereon in the trust account of Stikeman Elliott LLP.

10.

COLLECTION OF PERSONAL INFORMATION.

10.1

The Purchaser acknowledges and consents to the fact that the Issuer is collecting and will use and disclose the Purchaser’s personal information for the purpose of fulfilling this Agreement and for the purpose of complying with applicable securities laws.  The Purchaser further acknowledges and consents to the fact that the Issuer may be required by the applicable securities laws to provide the Regulatory Authorities or other authorities pursuant to the Proceeds of Crime (Money Laundering) Act (Canada) with any personal information provided by the Purchaser.

11.

NOTICE

11.1

Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission, or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by the party in writing.

11.2

If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery.

11.3

If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

11.4

If there is an interruption in normal mail service due to strike, labour unrest, or other cause at or prior to the time a notice is mailed, the notice will be sent by facsimile transmission or will be delivered.

12.

MISCELLANEOUS

12.1

A party may not assign this Agreement without the written consent of the other party.

12.2

The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

12.3

Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

12.4

All references to currency refer to Canadian dollars.

12.5

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

12.6

Except as expressly provided in this Agreement and in the agreements, instruments, and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties regarding the Securities and there are no other terms, conditions, representations, or warranties, whether expressed, implied, oral, or written, by statute, by common law, by the Issuer, or by anyone else.

12.7

The parties to this Agreement may amend this Agreement only in writing.

12.8

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

12.9

This Agreement is to be read with all changes in gender or number required by the context.

12.10

This Agreement will be governed by and construed in accordance with the laws of British Columbia and the parties irrevocably attorn and submit to the jurisdiction of the court of British Columbia with respect to any dispute related to this Agreement.

12.11

The parties may sign this Agreement in any number of counterparts and may deliver this Agreement by facsimile, all of which, when taken together, will be deemed to be one and the same document.

APPENDIX I

To be completed by all Investors

To:

Kimber Resources Inc.

The Purchaser and any beneficial purchaser for whom the Purchaser is acting certifies that the Purchaser or such beneficial purchaser for whom the Purchaser is acting is a resident of or otherwise subject to the securities legislation of the Provinces of British Columbia and the Purchaser or the beneficial purchaser, as applicable, is an “accredited investor”, as such term is defined in Multilateral Instrument 45-103 – Capital Raising Exemptions (“MI 45-103”), is purchasing the securities as principal and, as at the Closing Date, the Purchaser or the beneficial purchaser, as applicable, falls within one or more of the following categories (Please check one or more, as applicable):

❑

(a)

a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

❑

(b)

the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

❑

(c)

an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act;

❑

(d)

a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

❑

(e)

a person or company registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

❑

(f)

an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person or company referred to in paragraph (e);

❑

(g)

the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the government of Canada or a jurisdiction of Canada;

❑

(h)

a municipality, public board or commission in Canada;

❑

(i)

any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

❑

(j)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

❑

(k)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

❑

(l)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

❑

(m)

a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least $5,000,000, and unless that person or company is an individual, that amount is shown on its most recently prepared financial statements;

❑

(n)

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

❑

(o)

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts;

❑

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account;

❑

(q)

a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser; or

❑

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or other advisor registered to provide advice on the securities being traded;

❑

(s)

an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function;

❑

(t)

a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

For the purposes hereof, the following definitions are included for convenience:

“affiliate” means an issuer connected with another issuer because

(a)

one of them is the subsidiary of the other, or

(b)

each of them is controlled by the same person;

“beneficial ownership” occurs for the purposes of British Columbia law, when a person beneficially owns securities that are beneficially owned by;

(i)

an issuer controlled by that person, or

(ii)

an affiliate of that person or an affiliate of an issuer controlled by that person;

“Canadian financial institution” means a bank, loan corporation, trust company, insurance company, treasury branch, credit union or caisse populaire that, in each case, is authorized to carry on business in Canada or a jurisdiction, or the Confédération des caisses populaires et d’économie Desjardins du Québec;

“control” occurs if for the purposes of British Columbia law, if;

(i)

voting securities of a first party (person or company) are held, other than by way of security only, by or for the benefit of a second party (person or company), and

(ii)

the voting rights attached to those voting securities are entitled, if exercised, to elect a majority of the directors of the first party;

“director” means, for the purpose of British Columbia law, a director of a corporation or an individual occupying or performing, with respect to a corporation or any other person, a similar position or similar functions;

“financial assets” means cash and securities;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

“local jurisdiction” means the jurisdiction in which the applicable securities regulatory authority is situate;

“mutual fund” includes an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

“person or company” includes, for the purposes of British Columbia law, an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to law,

“regulator” means the Executive Director, as defined under section 1 of the Securities Act (British Columbia) and such other person as is referred to in Appendix D of National Instrument 14-101 – Definitions;

“related liabilities” means

(c)

liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; and

(d)

liabilities that are secured by financial assets;

“securities legislation” means, for British Columbia, the Securities Act (British Columbia) and the regulations, rules and forms under such Act and the blanket rulings and orders issued by the British Columbia Securities Commission and, for other Canadian jurisdictions, such other statutes and instruments as are listed in Appendix B of National Instrument 14-101 – Definitions;

“securities regulatory authority” means

(a)

the British Columbia Securities Commission; and

(b)

in respect of any local jurisdiction other than British Columbia, means the securities commission or other regulatory authority listed in Appendix C of National Instrument 14-101 – Definitions; and

“voting security” means any security which:

(a)

is not a debt security; and

(b)

carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

“spouse”, means, for the purposes of British Columbia law, a person who

(a)

is married to another person and is not living separate and apart, within the meaning of the Divorce Act (Canada), from the other person, or

(b)

is living and cohabitating with another person in a marriage-like relationship, including a marriage-like relationship between persons of the same gender.

EXECUTED by the Purchaser at __________________________ this ____ day of _____________, 20____.

If a corporation, partnership or other entity:

If an individual:

__________________________________

_________________________________

Print Name of Purchaser

Print Name

__________________________________

_________________________________

Signature of Authorized Signatory

Signature

__________________________________

_________________________________

Name and Position of Authorized Signatory

Jurisdiction of Residence

__________________________________

Jurisdiction of Residence

APPENDIX II

Accredited Investor Questionnaire

(United States)

(Capitalized terms not specifically defined in this questionnaire have the meaning ascribed to them in the Subscription Agreement to which this questionnaire is attached.)

In connection with the execution of the Subscription Agreement to which this questionnaire is attached, the undersigned (the “Purchaser”) represents and warrants to Kimber Resources Inc. (the “Issuer”) that:

1.

If the Purchaser is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate line or lines):

____ Category 1	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date of this questionnaire exceeds USD 1,000,000;
____ Category 2

A natural person who had an individual income in excess of USD 200,000 in each of the two most recent years or joint income with that person’s spouse in excess of USD 300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

____ Category 3	A natural person who is a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934;

2.

If the Purchaser is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

____ Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of USD 5,000,000;

____ Category 2

A trust that (a) has total assets in excess of USD 5,000,000, (b) was not formed for the specific purpose of acquiring the Securities and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities;

____ Category 3	An investment company registered under the United States Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
____ Category 4	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958;
____ Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;
____ Category 6	An entity which is a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or
____ Category 7	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

The statements made in this questionnaire are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the answers.

Dated _______________ 2005.

X
Signature of individual (if Purchaser is an individual)
X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

SUBSCRIPTION AGREEMENT

(non-U.S. Persons; non-brokered)

UNITS

To:	Kimber Resources Inc. (the "Issuer")
Re:	Purchase and Sale of Units of the Issuer

Dated For Reference:  July 21, 2005

The undersigned (the "Purchaser") hereby irrevocably subscribes for and agrees to purchase from the Issuer, subject to the terms and conditions set forth in Schedule "A" to this subscription (which, together with all appendices (the "Appendices") attached hereto, shall be deemed to form a part of this subscription and shall be collectively referred to as the Agreement), that number of units (each a "Unit") of the Issuer set out on page 2 hereof at a price of $1.50 per Unit.  Each Unit shall consist of one common share in the capital of the Issuer and one-half of one common share purchase warrant (each whole warrant a "Warrant").  Each Warrant shall entitle the holder to acquire, upon exercise, one common share of the Issuer at a price of $1.80 per common share for a term that commences at Closing (as defined below) and ends on the date eighteen months following Closing (the "Warrant Expiry Date").

The Purchaser and the Issuer hereby agree that the offering of the Units shall be conducted on the terms and conditions specified in Schedule "A" hereto.  The Purchaser hereby makes, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, the acknowledgments, representations and warranties set out in Schedule "A" hereto, and agrees that the Issuer can rely on such acknowledgments, representations and warranties should this subscription offer be accepted.

INSTRUCTIONS FOR COMPLETING THIS AGREEMENT PRIOR TO DELIVERY TO THE ISSUER

1.

All Purchasers must complete (i) the information required on page 2 with respect to subscription amounts and registration and delivery particulars; and (ii) the information required on page 3 with respect to information regarding the Purchaser.

2.

Complete the applicable Appendices at the end of Schedule "A":

(a)

All Purchasers resident in British Columbia or Alberta must complete Appendix I – "British Columbia / Alberta Certificate" and any further forms required therein.

(b)

All Purchasers resident in Ontario must complete Appendix II –  "Ontario Certificate" and any further forms required therein.

3.

Return this Agreement to the Issuer’s legal counsel, Stikeman Elliott LLP, at Suite 1700, Park Place, 666 Burrard Street, Vancouver, British Columbia  V6C 2X8 (attention:  Inge Poulus) with a certified cheque, money order or bank draft drawn on a Canadian chartered bank and made payable to Stikeman Elliott LLP, in trust, in the aggregate amount of the subscription funds therefor.  Stikeman Elliott LLP has been instructed to hold such funds in trust pending Closing.  If the conditions set out herein are satisfied or, to the extent permissible, waived by the applicable party or parties, the funds will be released at Closing to the Issuer.  If Closing has not occurred by the deadline stipulated in section 9.3 hereof, the funds will be refunded to the Purchasers, in each case with interest accrued thereon in the trust account.  The subscription funds may also be deposited into the Stikeman Elliott LLP trust account by wire transfer into such account no later than the close of business on the Business Day immediately preceding the Closing Date and wire transfer instructions will be provided upon request.

SUBSCRIPTION AMOUNTS

No. of Units to be purchased at $1.50 each	_______________________________________
Total Subscription Funds for Units	$______________________________________

REGISTRATION AND DELIVERY (Complete Box A.  For Broker registration, ALSO complete Box B):

BOX A: PURCHASER INFORMATION AND SIGNATURE

______________________________________________________________________________________________
(name of Purchaser)

______________________________________________________________________________________________
(address – include city, province and postal code)

______________________________________________X_______________________________________________

(contact name and telephone number)

(signature of Purchaser/authorized signatory)

______________________________________________________________________________________________

(contact email address)

(if applicable, print name of signatory and office)

BOX B: FOR REGISTRATION THROUGH BROKER OR TRUSTEE

____________________________________ in trust for __________________________________________

(name of registered holder)

(name of beneficial holder)

______________________________________________________________________________________________

(address of registered holder – include city, province and postal code)                        (address of beneficial holder)

_____________________________________________
(registered holder: contact name and phone number)

_____________________________________________
(registered holder: contact email address)

If the Purchaser is acting as agent and registered holder for a principal and is not a trust company or portfolio manager acting as trustee or agent for fully managed accounts (in which event the Purchaser will ensure that the applicable Appendices are completed on behalf of any such principal):

_____________________________________________
(name of principal)

_____________________________________________
(address of principal - line 1)

_____________________________________________
(address of principal - line 2)

If the securities subscribed for are to be delivered to an address other than that provided in Box A or Box B above:

_____________________________________________
(name of addressee)

_____________________________________________
(address line 1)

_____________________________________________
(address line 2)

Execution by the Purchaser in Box A hereof shall constitute an irrevocable offer and agreement by the Purchaser to subscribe for the securities described herein on the terms and conditions herein set out.  The Issuer shall be entitled to rely on the delivery of a facsimile copy of this Agreement, and acceptance by the Issuer of such facsimile Agreement shall be legally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms and conditions hereof.

ACCEPTANCE

This subscription is accepted and agreed to by the Issuer as of the ____ day of _____________, 2005.	) ) ) ) ) )	KIMBER RESOURCES INC. Per: _____________________________________ Authorized Signatory

INFORMATION REGARDING THE PURCHASER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.

Security Holdings.  The Purchaser and all persons acting jointly and in concert with the Purchaser own, directly or indirectly, or exercises control or direction over (provide additional detail as applicable):

_________________ common shares of the Issuer and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Purchaser to acquire additional common shares or other kinds of shares of the Issuer:

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

No shares of the Issuer or securities convertible into shares of the Issuer.

INFORMATION REGARDING THE FINDER, IF ANY

If the Purchaser has made any commitments to any third party in respect to the payment of a finder's fee to such third party for having acted as finder in connection with the Private Placement, please provide details below:

Name of Finder:   _________________________________________________________________________________

Address of Finder:   _______________________________________________________________________________

________________________________________________________________________________________________

Finder's Fee payable to Finder:   ______________________________________________________________________

SCHEDULE "A"

1.

DEFINITIONS

1.1

In this Agreement, the following words have the following meanings unless otherwise indicated:

(a)

"1933 Act" means the Securities Act of 1933 (United States of America), as amended;

(b)

"Acts" means, collectively, the BC Act, the Alberta Act and the Ontario Act;

(c)

"Agreement" means the subscription to which this Schedule "A" is attached, including this Schedule "A" and all Appendices hereto;

(d)

"Alberta Act" means the Securities Act (Alberta), as amended, the regulations and rules made thereunder and all administrative policy statements, rules, instruments, blanket orders, notices, directions, and orders issued by the Alberta Securities Commission;

(e)

"BC Act" means the Securities Act (British Columbia), as amended, the regulations and rules made thereunder and all administrative policy statements, rules, instruments, blanket orders, notices, directions, and orders issued by the BC Securities Commission;

(f)

"Business Day" means any day except Saturday, Sunday, or a statutory holiday in Vancouver, British Columbia;

(g)

"Closing" means the closing of the Private Placement on the Closing Date;

(h)

"Closing Date" means the day on which the Issuer issues the Shares and Warrants comprising the Units to the Purchaser;

(i)

"Commissions" means together, the BC, Alberta and Ontario Securities Commissions;

(j)

"Exchange" means the Toronto Stock Exchange;

(k)

"MI 45-102" means the Multilateral Instrument 45-102 entitled "Resale of Securities" published by the Canadian Securities Administrators;

(l)

"MI 45-103" means the Multilateral Instrument 45-103 entitled "Capital Raising Exemptions" published by the Canadian Securities Administrators;

(m)

"Offered Units" has the meaning specified in section 2.1;

(n)

"Ontario Act" means the Securities Act (Ontario), as amended, the regulations and rules made thereunder;

(o)

 "Private Placement" means the offering of the Units by way of private placement;

(p)

"Regulatory Authorities" means the Commissions and the Exchange;

(q)

"Rule 45-501" means Rule 45-501 entitled "Exempt Distributions" published by the Ontario Securities Commission;

(r)

"Securities" means, collectively, the Units, the Shares, the Warrants, and the Warrant Shares;

(s)

"Shares" means the previously unissued common shares of the Issuer, as presently constituted, which will form part of the Units;

(t)

"Units" means units of the Issuer consisting of one Share and one-half of one Warrant to be offered under the Private Placement;

(u)

"Warrant Shares" means the previously unissued common shares of the Issuer, as presently constituted, which will be issued on the exercise of the Warrants;

(v)

"Warrants" means the non-transferable share purchase warrants of the Issuer, which will form part of the Units and which will have the terms provided in this Agreement and in the certificates representing the share purchase warrants.

2.

PURCHASE AND SALE OF UNITS

2.1

The Issuer is offering up to 3,333,333 Units at $1.50 per Unit (the “Offered Units”).  The offering price of the Units was determined by the Issuer with regard to the pricing policies of the Exchange.

2.2

Each Unit will consist of one Share and one-half of one non-transferable Warrant.

2.3

At the same time that the Purchaser signs and delivers this Agreement, the Purchaser will complete, sign, and deliver to the Issuer:

(a)

if the Purchaser is resident in British Columbia or Alberta, the British Columbia/Alberta Certificate attached as Appendix I; and

(b)

if the Purchaser is resident in Ontario, the Ontario Certificate attached as Appendix II.

2.4

On the signing of this Agreement, the Purchaser will deliver to the Issuer’s legal counsel, Stikeman Elliott LLP, Suite 1700, Park Place, 666 Burrard Street, Vancouver, British Columbia  V6C 2X8 (attention: Inge Poulus, telephone No. (604) 631-1371, fax No. (604) 681-1825), a certified cheque, money order or bank draft drawn on a Canadian chartered bank and made payable to "Stikeman Elliott LLP, in trust", representing the total purchase price of the Units subscribed for by the Purchaser under this Agreement.  The Issuer shall instruct Stikeman Elliott LLP to hold the Purchaser’s subscription funds in trust pending Closing in an interest-bearing trust account with interest on the Purchaser’s subscription funds accruing in favour of the Purchaser.  If the Issuer declines to accept this Agreement or all of the conditions of purchase in section 4.1 of this Agreement are not fulfilled or waived, Stikeman Elliott LLP will return such subscription funds to the Purchaser together with any interest accrued thereon in its trust account.

3.

WARRANTS

3.1

Each full Warrant will entitle the Purchaser to purchase one Warrant Share at a price of $1.80 per Warrant Share, if exercised on or before the date which is eighteen months following Closing (the "Warrant Expiry Date").

3.2

The certificates representing the Warrants will refer to the terms and conditions which govern the Warrants and will include, among other things, provisions for the appropriate adjustment in the class, number, and price of the Warrant Shares issued on exercise of the Warrants if certain events occur, including any subdivision, consolidation, or reclassification of the Issuer's common shares, the payment of stock dividends, and the amalgamation of the Issuer.

3.3

If the Purchaser exercises any Warrants, the Issuer will, in accordance with the certificates representing the Warrants:

(a)

issue to the Purchaser the number of Warrant Shares equal to the number of Warrants exercised; and

(b)

deliver to the Purchaser a share certificate representing the Warrant Shares.

3.4

Subject to the policies of the Exchange, the issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing or from issuing additional securities or rights during the period within which the Warrants may be exercised.

4.

CONDITIONS OF PURCHASE

4.1

The Purchaser acknowledges that the Issuer’s obligation to sell the Units to the Purchaser is subject to, among other things, the conditions that:

(a)

the Purchaser duly completes, signs, and delivers to the Issuer’s legal counsel, Stikeman Elliott LLP (at the address set forth in section 2.4 hereof) a copy of this Agreement, together with all documents required by applicable securities legislation and the Exchange for delivery on the Purchaser’s behalf, including without limitation the documents described in section 2.3 hereof;

(b)

the Purchaser duly delivers to Stikeman Elliott LLP, in trust, the Purchaser’s subscription funds in accordance with section 2.4 hereof;

(c)

the Issuer accepts this subscription;

(d)

the sale of the Units is exempt from the prospectus requirements under the Acts and any other applicable securities legislation relating to the sale of the Units or all appropriate securities regulators issue all orders, consents, or approvals required to permit the sale without the Issuer having to register or file a prospectus; and

(e)

the Purchaser’s representations and warranties remain true and correct as at the Closing Date.

5.

PURCHASER’S REPRESENTATIONS AND WARRANTIES

5.1

The Purchaser acknowledges, represents, warrants and covenants to and with the Issuer that, as at the date of this Agreement and at the Closing Date:

(a)

The Issuer has not filed a prospectus with any of the Commissions or any other securities commission or similar authority in connection with the offering of the Units and that:

(i)

the Purchaser is restricted from using most of the civil remedies available under the Acts;

(ii)

the Purchaser may not receive information that would otherwise be required to be provided to him under the Acts;

(iii)

the Issuer is relieved from certain obligations that it would otherwise be required to give if it provided a prospectus under the Acts;

(iv)

the issuance and sale of the Units to the Purchaser is subject to the sale being exempt from the prospectus requirements of the Acts; and

(v)

the Purchaser has not received nor been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, prospectus, sales or advertising literature or any other document purporting to describe the business and affairs of the Issuer which has been prepared for delivery to, and review by, prospectus purchasers of Units in order to assist in making an investment decision in respect of the Units.

(b)

If the Purchaser is a resident of British Columbia, then either:

(i)

the Purchaser is purchasing the Units as principal for its own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities and is an "accredited investor" as defined in MI 45-103, and the Purchaser has completed, signed and delivered to the Issuer, an Appendix I – British Columbia/Alberta Certificate; or

(ii)

the Purchaser is purchasing the Units as principal for its own account and not for the benefit of any other person and not with a view to the resale of distribution of all or any of the Securities and is either:

(A)

a director, senior officer or control person of the Issuer or an affiliate of the Issuer;

(B)

a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(C)

a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(D)

a close personal friend of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(E)

a close business associate of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(F)

a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Issuer; or

(G)

a parent, grandparent, brother, sister or child of the spouse of a founder of the Issuer; or

(H)

a company of which a majority of the voting securities are beneficially owned by or a majority of the directors are persons or companies described in paragraphs (A) to (G) above; or

(I)

a trust or estate of which all the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (A) to (G) above; or

(iii)

the Purchaser is purchasing sufficient Units so that the aggregate acquisition cost of the Units to the Purchaser is not less than $97,000, and if the Purchaser is not an individual, the Purchaser is not a corporation, partnership, trust, fund, association, or any other organized group of persons created solely or used primarily to permit the purchase of the Units (or other similar purchases) without a prospectus by a group of individuals whose individual share of the aggregate acquisition cost of the Units is less than $97,000 and is either:

(A)

purchasing the Units as principal for investment purposes, for its own account and not for the benefit of any other person and not with a view to the resale of distribution of all or any of the Securities, and it will be the sole beneficial owner of the Securities; or

(B)

not purchasing the Units as principal, but is duly authorized to enter into this Agreement and to sign all documents in connection with the purchase on behalf of each beneficial purchaser, and it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of the Units for whom it is acting, and is either:

(1)

a trust company, insurance company or a portfolio manager which is deemed under the BC Act to be purchasing the Units as principal and the aggregate acquisition cost of the Units purchased for all the accounts managed by it is not less than $97,000; or

(2)

acting as agent for one or more disclosed principals, each of whom is purchasing a portion of the Units:  (i) as principal for its own account; (ii) not for the benefit of any other person; (iii) not with a view to the resale or distribution of all or any of the Securities and (iv) sufficient in number so the aggregate acquisition cost of such Units for such principal is not less than $97,000, and the principal is not a corporation, syndicate, partnership, or other form of incorporated or unincorporated entity or organization created solely to permit the purchase of such Units (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of such Units is less than $97,000; or

(c)

If the Purchaser is a resident of Alberta, then either:

(i)

the Purchaser is purchasing the Units as principal for its own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities and is an "accredited investor" as defined in MI 45-103, and the Purchaser has completed Section 1 of, and signed and delivered to the Issuer, an Appendix I – British Columbia/Alberta Certificate; or

(ii)

the Purchaser is purchasing the Units as principal for its own account and not for the benefit of any other person and not with a view to the resale of distribution of all or any of the Securities and is either:

(A)

a director, senior officer or control person of the Issuer or an affiliate of the Issuer;

(B)

a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(C)

a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(D)

a close personal friend of a director, senior officer or control person of the Issuer or an affiliate of the Issuer; or

(E)

a close business associate of a director, senior officer or control person of the Issuer or its affiliate; or

(F)

a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Issuer, or

(G)

a parent, grandparent, brother, sister or child of the spouse of a founder of the Issuer; or

(H)

a company of which a majority of the voting securities are beneficially owned by or a majority of the directors are persons or companies described in paragraphs (A) to (E) above; or

(I)

a trust or estate of which all the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (A) to (E) above; or

(iii)

the Purchaser is purchasing sufficient Units such that the aggregate acquisition cost of the Units is not less than $97,000, and the Purchaser is:

(A)

an individual;

(B)

a corporation, syndicate, partnership or other form of unincorporated organization which pre-existed the offering of the Units and has a bona fide purpose other than investment in the Units; or

(C)

a corporation, syndicate, partnership or other form of unincorporated organization created to permit an investment in the Units, where the individual share of the aggregate acquisition cost for each member or participant of such organization is not less than $97,000; and

the Purchaser either:

(D)

is purchasing the Units as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Securities; or

(E)

is not purchasing the Units as principal, but is duly authorized to enter into this Agreement and to sign all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer is required by law to disclose on a confidential basis to certain regulatory authorities, the identity of each beneficial purchaser of Units for whom it may be acting, it and each beneficial purchaser are resident in the jurisdiction set out on page 1 and 2 of this Agreement, and it fully complies with the criteria set forth below:

a.

it is trading for accounts fully managed by it and is a trust corporation trading as trustee or an agent, a portfolio manager trading as an agent, or a person or company trading as agent that, except for an exemption under the Alberta Act, is required to be registered as a portfolio manager; or

b.

it is acting as agent for one or more disclosed principals, each of which principals is purchasing a portion of the Units such that the aggregate acquisition cost of such Units is not less than $97,000, and each such principal is either:  (i) and individual; (ii) a corporation, syndicate, partnership or other form of unincorporated organization which pre-existed the offering of the Units and has a bona fide purpose other than investment in the Units; or (ii) a corporation, syndicate, partnership or other form of unincorporated organization created to permit an investment in the Units, where the individual share of the aggregate acquisition cost for each member or participant of such organization is not less than $97,000; or

(d)

If the Purchaser is resident in Ontario, then either:

(i)

the Purchaser is purchasing the Units as principal for its own account and not for the benefit of any other "person" (as defined in the Ontario Act) or company and is an "accredited investor" as defined in Rule 45-501 and the Purchaser has completed, signed and delivered to the Issuer an Appendix II – Ontario Certificate; or

(ii)

the Purchaser is purchasing the Units as agent for a disclosed principal, each beneficial purchaser of the Units for whom it is acting as agent is purchasing as principal for its own account and not for the benefit of any other person, is an "accredited investor" as defined in OSC Rule 45-501 and the Purchaser has completed, signed and delivered to the Issuer, an Appendix II – Ontario Certificate, and the Purchaser is an agent with due and proper authority to execute all documentation in connection with the purchase on behalf of the beneficial purchaser.

(e)

The Purchaser, if not a resident of British Columbia, certifies that it is not resident in British Columbia and acknowledges that:

(i)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii)

there is no government or other insurance covering the Securities;

(iii)

there are risks associated with the purchase of the Securities;

(iv)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities; and

(v)

the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Acts and, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the Acts, including statutory rights of rescission or damages, will not be available to the Purchaser.

(f)

If the Purchaser is resident outside of Canada, the Purchaser:

(i)

is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the "Authorities") having application in the jurisdiction in which the Purchaser is resident (the "International Jurisdiction") which would apply to the acquisition of the Units, if any;

(ii)

is purchasing the Units pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable the Purchaser is permitted to purchase the Units under the applicable securities laws of the Authorities in the International Jurisdiction without the need to reply on any exemption; and

(iii)

the applicable securities laws of the Authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Units.

(g)

The purchase of the Units has not been made through or as a result of, and the distribution of the Units has not been accompanied by, an advertisement in printed media of general and regular paid subscription, radio, or television.

(h)

No person has made to the Purchaser any written or oral representations:

(i)

that any person will resell or repurchase the Securities;

(ii)

that any person will refund the purchase price of the Units or the Warrant Shares;

(iii)

as to the future price or value of any of the Securities; or

(iv)

that the Securities will be listed and posted for trading on a stock exchange or that an application has been made to list and post the Securities for trading on a stock exchange, other than the Shares on the Exchange.

(i)

The Purchaser is not a "control person" of the Issuer as defined in the BC Act, will not become a "control person" by virtue of the purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer.

(j)

The Purchaser is resident in the jurisdiction indicated on the cover page to this Agreement and:

(i)

the Purchaser is not a national, citizen, or resident of the United States of America or its territories or possessions (a "U.S. Person") and is not purchasing the Units for the account or benefit of a U.S. Person;

(ii)

the Issuer did not offer the Units to the Purchaser when the Purchaser was in the United States; and

(iii)

the Purchaser did not sign or deliver this Agreement in the United States.

(k)

The Purchaser acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States, and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and that the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act regarding any of the Securities.

(l)

The Units are not being acquired directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States and the Purchaser does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

(i)

the transfer or assignment of any rights or interest in any of the Securities;

(ii)

the division of profits, losses, fees, commissions, or any financial stake in connection with this subscription; or

(iii)

the voting of the Shares or the Warrant Shares.

(m)

The Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Acts) in the Issuer’s affairs that has not been generally disclosed to the public, save knowledge of this particular transaction.

(n)

If the Purchaser is an individual, the Purchaser has attained the age of majority and is legally competent to enter into and sign this Agreement and to take all actions required pursuant hereto, and if the Purchaser is a corporation, the Purchaser is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and its directors, shareholders, and others have given all necessary approvals to authorize the signing of this Agreement on the Purchaser’s behalf.

(o)

The entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a part or by which it is or may be bound.

(p)

The Purchaser has duly signed and delivered this Agreement and this Agreement constitutes a legal, valid, and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms.

(q)

The Purchaser has obtained independent advice as to the applicable hold period imposed on the Securities by MI 45-102, other securities legislation and the Exchange, and confirms that the Issuer has made no representations regarding the applicable hold periods for the Securities, and the Purchaser is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with MI 45-102, other applicable securities legislation and the Exchange’s policies.

(r)

If required by applicable securities legislation, policy, or order or by any securities commission, stock exchange or other regulatory authority or the Issuer, the Purchaser will sign, deliver, file, and otherwise assist the Issuer in filing all reports, undertakings, and other documents required with respect to the issue of the Securities.

(s)

The Purchaser makes the representations, warranties, covenants, and acknowledgements contained in this Agreement and in any other Appendices, documents, or materials signed and delivered by the Purchaser hereunder with the intent that the Issuer and its professional advisors may rely on them in determining the Purchaser’s eligibility or, if applicable, the eligibility of others on whose behalf the Purchaser is contracting to purchase the Units, and the Purchaser agrees to indemnify the Issuer against all losses, claims, costs, expenses, and damages or liabilities which the Issuer may suffer or incur caused by or arising from its reliance thereon.

(t)

The Purchaser agrees that the above representations, warranties, covenants, and acknowledgements will be true and correct both as of the signing date of this Agreement and as of the Closing Date and that they will survive the Purchaser’s purchase of the Units and will continue in full force and effect even if the Purchaser subsequently disposes of any of the Securities.  The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty, or other information relating to the Purchaser set forth herein which takes place before the Closing Date.

6.

ISSUER’S REPRESENTATIONS AND WARRANTIES

6.1

The Issuer represents and warrants that, as of the date of this Agreement and at the Closing Date:

(a)

the Issuer and its subsidiaries, if any, are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdiction in which they are incorporated, continued, or amalgamated;

(b)

the Issuer’s common shares are listed and posted for trading on the Exchange;

(c)

the Issuer is presently a reporting issuer in British Columbia, Alberta and Ontario and will use reasonable efforts to remain a reporting issuer who is not in default of the requirements of the Acts;

(d)

the Issuer’s authorized capital consists of 80,000,000 common shares without par value, of which 33,732,828 are issued and outstanding as at the date hereof, and the Issuer’s outstanding shares are fully paid and non-assessable;

(e)

the Issuer will reserve sufficient shares in its treasury to issue the Shares and the Warrant Shares on exercise of the Warrants;

(f)

except as qualified by the disclosure in all prospectuses, filing statements, annual information forms, financial statements and news releases filed with any of the Regulatory Authorities (collectively, the "Disclosure Record"), the Issuer is the beneficial owner of the properties, business, and assets or the interests in the properties, business, or assets referred to in the Disclosure Record, all agreements by which the Issuer holds an interest in a property, business, or assets are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(g)

the Disclosure Record, the Agreement, and all other written representations made by the Issuer to the Purchaser in connection with the Private Placement are and will be accurate in all material respects and omit no fact, the omission of which does or will make representations misleading or incorrect;

(h)

the financial statements most recently filed with the Commission have been prepared in accordance with generally accepted accounting principles in Canada, accurately reflect the Issuer’s financial position and all of its material liabilities (accrued, absolute, contingent, or otherwise) as at the date thereof, and no adverse material changes in the Issuer’s financial position have taken place since the date thereof, save in the ordinary course of the Issuer's business;

(i)

the Issuer will use its commercially reasonable efforts to seek and obtain the acceptance for the Private Placement by the Exchange and will make all filings required under the exemptions from registration and prospectus requirements available under the Acts in respect of the Private Placement;

(j)

there is no "material change", as defined in the BC Act, relating to the Issuer or change in any "material fact", as defined in the BC Act, relating to any of the Securities which has not been or will not be fully disclosed in accordance with the requirements of the Acts and the policies of the Exchange;

(k)

the issue and sale of the Securities by the Issuer do not and will not conflict with, and do not and will not result in a breach of, any of the terms of the Issuer's incorporating documents or any agreement or instrument to which the Issuer is a party;

(l)

neither the Issuer nor any of its subsidiaries is a party to any actions, suits, or proceedings which could materially affect its business or financial condition, and to the best of the Issuer's knowledge, no such actions, suits or proceedings are contemplated or have been threatened except as disclosed in the Disclosure Record;

(m)

there are no judgements against the Issuer or any of its subsidiaries, if any, which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer or any of its subsidiaries, if any, is subject;

(n)

the Issuer has, or will have by the Closing Date, authorized this Agreement by all necessary corporate action, and the Issuer has full corporate power and authority to undertake the Private Placement;

(o)

no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of securities has been issued to and is outstanding against the Issuer or its directors, officers, or promoters and no investigations or proceedings for such purposes are pending or threatened;

(p)

except as disclosed in the Disclosure Record or to the Regulatory Authorities, no person has any right, agreement, or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement, or option, for the issue or allotment of any unissued shares of the Issuer or its subsidiaries, if any, or any other security convertible into or exchangeable for any shares, or to require the Issuer or its subsidiaries, if any, to purchase, redeem, or otherwise acquire any of its issued and outstanding shares; and

(q)

the Securities will be subject to a hold period in British Columbia expiring four months from the Closing Date.

7.

RESALE RESTRICTIONS

7.1

The Purchaser acknowledges that the Securities will be subject to restrictions on resale imposed by MI 45-102 and other applicable securities legislation until:

(a)

the applicable statutory hold period has expired, which in British Columbia, Alberta and Ontario will be four months from the issue date of the Shares and Warrants; or

(b)

a further statutory exemption under the BC Act or applicable securities legislation is available to the Purchaser and the prior consent of the Exchange is obtained; or

(c)

an appropriate discretionary order is obtained under applicable securities legislation and the prior consent of the Exchange is obtained; or

(d)

the Purchaser, if a control person, has satisfied all conditions relating to sales by control persons set out in MI 45-102.

7.2

The Purchaser agrees to consult its own legal advisors regarding the statutory resale restrictions applicable to the Securities before the resale of any of the Securities.

7.3

The certificates representing the Securities will bear a legend denoting the resale restrictions imposed by MI 45-102, other applicable securities legislation and the Exchange.  The Purchaser agrees to sell, assign, or transfer the Securities only in accordance with these legends and the requirements of MI 45-102, other applicable securities legislation and the Exchange.

8.

FINDER

8.1

The parties hereto acknowledge and agree that the Private Placement constitutes a non-brokered private placement and the Purchaser hereby acknowledges and agrees that no finder’s fee has been paid or is payable to any third party for having acted as finder in connection with the Private Placement, except as set out under "Information regarding the finder, if any" on page 3 of the subscription to which this Schedule "A" is attached.

9.

CLOSING DATE

9.1

The Closing Date will take place on August 16, 2005 or such other date as may be approved by the Issuer, at its sole discretion, in writing.

9.2

On the Closing Date:

(a)

the Issuer shall close the subscriptions for 3,333,333 Units (including the Units subscribed for by the Purchaser);

(b)

the subscription funds for the Units subscribed for by the Purchaser and deposited by the Purchaser with Stikeman Elliott LLP in trust shall be released and delivered to the Issuer; and

(c)

the Issuer will issue and deliver to the Purchaser the certificates representing the Shares and Warrants purchased by the Purchaser registered as instructed on page 2 of this Agreement.

9.3

If Closing has not occurred on or before August 25, 2005, the Purchaser’s subscription documentation delivered to Stikeman Elliott LLP pursuant to section 2.3 hereof shall be returned to the Purchaser and the Purchaser’s subscription funds delivered to Stikeman Elliott LLP pursuant to section 2.4 hereof shall be refunded to the Purchaser together with interest accrued thereon in the trust account of Stikeman Elliott LLP.

10.

COLLECTION OF PERSONAL INFORMATION.

10.1

The Purchaser acknowledges and consents to the fact that the Issuer is collecting and will use and disclose the Purchaser’s personal information for the purpose of fulfilling this Agreement and for the purpose of complying with applicable securities laws.  The Purchaser further acknowledges and consents to the fact that the Issuer may be required by the applicable securities laws to provide the Regulatory Authorities or other authorities pursuant to the Proceeds of Crime (Money Laundering) Act (Canada) with any personal information provided by the Purchaser.

11.

NOTICE

11.1

Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission, or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by the party in writing.

11.2

If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery.

11.3

If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

11.4

If there is an interruption in normal mail service due to strike, labour unrest, or other cause at or prior to the time a notice is mailed, the notice will be sent by facsimile transmission or will be delivered.

12.

MISCELLANEOUS

12.1

A party may not assign this Agreement without the written consent of the other party.

12.2

All references to currency refer to Canadian dollars.

12.3

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

12.4

Except as expressly provided in this Agreement and in the agreements, instruments, and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties regarding the Securities and there are no other terms, conditions, representations, or warranties, whether expressed, implied, oral, or written, by statute, by common law, by the Issuer, or by anyone else.

12.5

The parties to this Agreement may amend this Agreement only in writing.

12.6

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

12.7

This Agreement is to be read with all changes in gender or number required by the context.

12.8

This Agreement will be governed by and construed in accordance with the laws of British Columbia and the parties irrevocably attorn and submit to the jurisdiction of the court of British Columbia with respect to any dispute related to this Agreement.

12.9

The parties may sign this Agreement in any number of counterparts and may deliver this Agreement by facsimile, all of which, when taken together, will be deemed to be one and the same document.

APPENDIX I

To be completed by British Columbia and Alberta Accredited Investors

To:

Kimber Resources Inc.

The Purchaser and any beneficial purchaser for whom the Purchaser is acting certifies that the Purchaser or such beneficial purchaser for whom the Purchaser is acting is a resident of or otherwise subject to the securities legislation of the Provinces of British Columbia or Alberta and the Purchaser or the beneficial purchaser, as applicable, is an "accredited investor", as such term is defined in Multilateral Instrument 45-103 – Capital Raising Exemptions ("MI 45-103"), is purchasing the securities as principal and, as at the Closing Date, the Purchaser or the beneficial purchaser, as applicable, falls within one or more of the following categories (Please check one or more, as applicable):

❑

(a)

a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

❑

(b)

the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

❑

(c)

an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act;

❑

(d)

a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

❑

(e)

a person or company registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

❑

(f)

an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person or company referred to in paragraph (e);

❑

(g)

the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the government of Canada or a jurisdiction of Canada;

❑

(h)

a municipality, public board or commission in Canada;

❑

(i)

any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

❑

(j)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

❑

(k)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

❑

(l)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

❑

(m)

a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least $5,000,000, and unless that person or company is an individual, that amount is shown on its most recently prepared financial statements;

❑

(n)

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

❑

(o)

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts;

❑

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account;

❑

(q)

a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser; or

❑

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or other advisor registered to provide advice on the securities being traded;

❑

(s)

an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function;

❑

(t)

a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

For the purposes hereof, the following definitions are included for convenience:

"affiliate" means an issuer connected with another issuer because

(a)

one of them is the subsidiary of the other, or

(b)

each of them is controlled by the same person;

"beneficial ownership" occurs

(a)

for the purposes of British Columbia law, when a person beneficially owns securities that are beneficially owned by

(i)

an issuer controlled by that person, or

(ii)

an affiliate of that person or an affiliate of an issuer controlled by that person;

(b)

for the purposes of Alberta law, when a person beneficially owns securities that are beneficially owned by

(i)

a company controlled by that person or an affiliate of that company,

(ii)

an affiliate of that person, or

(iii)

through a trustee, legal representative, agent or other intermediary of that person;

"Canadian financial institution" means a bank, loan corporation, trust company, insurance company, treasury branch, credit union or caisse populaire that, in each case, is authorized to carry on business in Canada or a jurisdiction, or the Confédération des caisses populaires et d’économie Desjardins du Québec;

"control" occurs if

(a)

for the purposes of British Columbia law,

(i)

voting securities of a first party (person or company) are held, other than by way of security only, by or for the benefit of a second party (person or company), and

(ii)

the voting rights attached to those voting securities are entitled, if exercised, to elect a majority of the directors of the first party; and

(b)

for the purposes of Alberta law,

(i)

voting securities of a first party (person or company) carrying more than 50% of the votes that may be cast to elect directors are held, other than for the purpose of giving collateral for a bona fide debt, by or for the benefit of a second party (person or company); and

(ii)

the votes carried by the securities referred to in (a) are sufficient, if exercised, to elect a majority of the board of directors of the first party;

"director" means

(a)

for the purpose of British Columbia law, a director of a corporation or an individual occupying or performing, with respect to a corporation or any other person, a similar position or similar functions; and

(b)

for purposes of Alberta law, a person acting in a capacity similar to that of a director of a company or corporation;

"financial assets" means cash and securities;

"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

"jurisdiction" means a province or territory of Canada except when used in the term foreign jurisdiction;

"local jurisdiction" means the jurisdiction in which the applicable securities regulatory authority is situate;

"mutual fund" includes an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

"person or company" includes

(a)

for the purposes of British Columbia law, an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to law, and

(b)

for the purposes of Alberta, an individual, partnership, unincorporated or incorporated association, unincorporated or incorporated syndicate, unincorporated or incorporated organization, trust, trustee, executor, administrator or other legal representative.

"regulator" means

(c)

the Executive Director, as defined under section 1 of the Securities Act (Alberta),

(d)

the Executive Director, as defined under section 1 of the Securities Act (British Columbia),

and such other person as is referred to in Appendix D of National Instrument 14-101 – Definitions;

"related liabilities" means

(e)

liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; and

(f)

liabilities that are secured by financial assets;

"securities legislation" means

(a)

for British Columbia, the Securities Act (British Columbia) and the regulations, rules and forms under such Act and the blanket rulings and orders issued by the British Columbia Securities Commission;

(b)

for Alberta, the Securities Act (Alberta) and the regulations and rules under such Act and the blanket rulings and orders issued by the Alberta Securities Commission; and

(c)

for other Canadian jurisdictions, such other statutes and instruments as are listed in Appendix B of National Instrument 14-101 – Definitions;

"securities regulatory authority" means

(a)

the British Columbia Securities Commission;

(b)

the Alberta Securities Commission; and

(c)

in respect of any local jurisdiction other than Alberta or British Columbia, means the securities commission or other regulatory authority listed in Appendix C of National Instrument 14-101 – Definitions; and

"voting security" means any security which:

(a)

is not a debt security; and

(b)

carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

BRITISH COLUMBIA SPECIFIC DEFINITION

"spouse", means, for the purposes of British Columbia law, a person who

(a)

is married to another person and is not living separate and apart, within the meaning of the Divorce Act (Canada), from the other person, or

(b)

is living and cohabitating with another person in a marriage-like relationship, including a marriage-like relationship between persons of the same gender.

EXECUTED by the Purchaser at __________________________ this ____ day of _____________, 20____.

If a corporation, partnership or other entity:

If an individual:

__________________________________

_________________________________

Print Name of Purchaser

Print Name

__________________________________

_________________________________

Signature of Authorized Signatory

Signature

__________________________________

_________________________________

Name and Position of Authorized Signatory

Jurisdiction of Residence

__________________________________

Jurisdiction of Residence

APPENDIX II

To be completed by Ontario Accredited Investors

To:

Kimber Resources Inc.

The Purchaser and any beneficial purchaser for whom the Purchaser is acting certifies that the Purchaser or such beneficial purchaser for whom the Purchaser is acting is a resident of or otherwise subject to the securities legislation of Ontario and the Purchaser or the beneficial purchaser, as applicable, is an "accredited investor", as such term is defined in Ontario Securities Commission Rule 45-501 – Exempt Distribution ("OSC Rule 45-501") is purchasing the Securities as principal, as at the Closing Date, the Purchaser or the beneficial purchaser, as applicable, falls within one or more of the following categories (Please check one or more, as applicable):

❑

(a)

a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of that Act;

❑

(b)

the Business Development Bank incorporated under the Business Development Bank Act (Canada);

❑

(c)

a loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

❑

(d)

a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada;

❑

(e)

a company licensed to do business as an insurance company in any jurisdiction;

❑

(f)

a subsidiary entity of any person or company referred to in paragraph (a), (b), (c), (d) or (e), where the person or company owns all of the voting shares of the subsidiary entity;

❑

(g)

a person or company registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

❑

(h)

the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

❑

(i)

any Canadian municipality or any Canadian provincial or territorial capital city;

❑

(j)

any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

❑

(k)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

❑

(l)

a registered charity under the Income Tax Act (Canada);

❑

(m)

an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities (as defined below), exceeds $1,000,000;

❑

(n)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

❑

(o)

an individual who has been granted registration under the Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual’s registration is still in effect;

❑

(p)

a promoter of the issuer or an affiliated entity of a promoter of the issuer;

❑

(q)

a spouse, parent, brother, sister, grandparent or child of an officer, director or promoter of the issuer;

❑

(r)

a person or company that, in relation to the issuer is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario);

❑

(s)

an issuer that is acquiring securities of its own issue;

❑

(t)

a company, limited liability company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

❑

(u)

a person or company that is recognized by the Ontario Securities Commission as an accredited investor;

❑

(v)

a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

❑

(w)

a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director or, if it has ceased distribution of its securities, has previously distributed securities in this manner;

❑

(x)

a fully managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

❑

(y)

an account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada) or under comparable legislation in any other jurisdiction;

❑

(z)

an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph (k) in form and function; and

❑

(aa)

a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

For the purposes hereof, the following definitions are included for convenience:

"company" means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

"Director" means the Executive Director of the Commission, a Director or Deputy Director of the Commission, or a person employed by the Commission in a position designated by the Executive Director for the purposes of this definition;

"entity" means a company, syndicate, partnership, trust or unincorporated organization;

"financial assets" means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario);

"fully managed account" means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client’s express consent to a transaction;

"mutual fund" includes:

(a)

an issuer:

(i)

whose primary purpose is to invest money provided by its security holders, and

(ii)

whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer, or

(b)

an issuer or class of issuers that is designated as a mutual fund by an order of the Commission in the case of a single issuer or otherwise in a regulation which is made for the purposes of this definition;

but does not include an issuer or a class of issuer that is designated not to be a mutual fund by an order of the Commission in the case of a single issuer or otherwise in a regulation which is made for the purposes of this definition; ("fonds mutuel")

"non-redeemable investment fund" means an issuer

(a)

whose primary purpose is to invest money provided by its security holders;

(b)

that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

(c)

that is not a mutual fund;

"person" means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

"portfolio adviser" means

(a)

a portfolio manager; or

(b)

a broker or investment dealer exempted from registration as an adviser under subsection 148(1) of the regulation made under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of the Toronto Stock Exchange or the Investment Dealers’ Association of Canada referred to in that subsection;

"related liabilities" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

"spouse", in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage;

In OSC Rule 45-501 a person or company is considered to be an "affiliated entity" of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In OSC Rule 45-501 a person or company is considered to be "controlled" by a person or company if

(a)

in the case of a person or company,

(i)

voting securities of the first-mentioned person or company carrying more than 50 percent of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of the other person or company, and

(ii)

the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

(b)

in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50 percent of the interests in the partnership; or

(c )

in the case of a limited partnership, the general partner is the second-mentioned person or company.

In OSC Rule 45-501 a person or company is considered to be a "subsidiary entity" of another person or company if

(a)

it is controlled by,

(i)

that other, or

(ii)

that other and one or more persons or companies each of which is controlled by that other, or

(iii)

two or more persons or companies, each of which is controlled by that other, or

(b)

it is subsidiary entity of a person or company that is the other’s subsidiary entity.

EXECUTED by the Purchaser at __________________________ this ____ day of _____________, 20____.

If a corporation, partnership or other entity:

If an individual:

__________________________________

_________________________________

Print Name of Purchaser

Print Name

__________________________________

_________________________________

Signature of Authorized Signatory

Signature

__________________________________

_________________________________

Name and Position of Authorized Signatory

Jurisdiction of Residence

__________________________________

Jurisdiction of Residence